AUGUST 9, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD SMALL CAP GROWTH HLS FUND

SUMMARY PROSPECTUS DATED MAY 1, 2018

HARTFORD HLS FUNDS PROSPECTUS

DATED MAY 1, 2018, AS SUPPLEMENTED MAY 11, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective August 31, 2018, David J. Elliott, CFA will no longer serve as a portfolio manager to the Hartford Small Cap Growth HLS Fund (the “Fund”). Mammen Chally, CFA, David A. Siegle, CFA and Douglas W. McLane, CFA will continue to serve as portfolio managers to the Fund. Mr. Elliott’s portfolio manager responsibilities are expected to transition to Mr. Chally. Effective August 31, 2018, the principal investment strategy is also being revised to reflect the removal of the sleeve managed by Mr. Elliott. Accordingly, the above referenced Summary Prospectus and Statutory Prospectus are revised as follows effective August 31, 2018:

(1)	Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus and “Hartford Small Cap Growth HLS Fund Summary Section - Principal Investment Strategy” in the above referenced Statutory Prospectus, the third and fourth sentence are deleted in their entirety and replaced with the following:

Wellington Management uses fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations.

(2)	Under the heading “Principal Risks” in the above referenced Summary Prospectus and “Hartford Small Cap Growth HLS Fund Summary Section - Principal Risks” in the above referenced Statutory Prospectus, “Asset Allocation Risk” is deleted in its entirety.

(3)	Under the heading “Management” in the above referenced Summary Prospectus and “Hartford Small Cap Growth HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the third and fourth sentence above the portfolio manager table and the information for David J. Elliott, CFA are deleted in their entirety.

(4)	Under the heading “Additional Information Regarding Investment Strategies and Risks – Small Cap Growth HLS Fund” in the above referenced Statutory Prospectus, the first paragraph is deleted in its entirety and replaced with the following:

Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management also analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

(5)	Under the heading “More Information About Risks,” the “✓” next to “Asset Allocation Risk” for the Small Cap Growth HLS Fund is deleted in the risk table.

(6)	Under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Small Cap Growth HLS Fund” in the above referenced Statutory Prospectus, the first and third paragraph are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7404	August 2018